INDEPENDENT AUDITOR’S REPORT
To the Partners
Bridlewood, Limited Partnership
Horse Cave, Kentucky
I have, audited the accompanying balance sheets of Bridlewood, Limited Partnership, a limited partnership, RHS Project No:20-050-611149839 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management My responsibility is to express an opinion on these financial statements based on my audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plant and perform the audits to obtain reasonable assurance abaci whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridlewood Limited Partnership, RHS Project No:20-050-611149839 as of December 31, 2005 and 2004, and the and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2006 on my consideration of Bridlewood, Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit. However, the partnership has determined that it is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, I express no such opinion.
DONALD W. CAUSEY, P.C.
Gadsden, Alabama
February 1, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners
Chestnut Hill Estates, Ltd,
Altoona, AL
We have audited the accompanying balance sheets of Chestnut Hill Estates, Ltd. A limited partnership, RHS Project No: 01-028-631016355 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chestnut Hill Estates, Ltd RHA Project No: 01-028-631016355 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purse of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts 1 and II for the years ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Plural Housing Services and is also not a required pad of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 4, 2006 on our consideration of Chestnut Hill Estates, Ltd.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of intern control over financial repenting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing are opinion on the effectiveness of the partnership s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
February 4, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Curwensville House Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Curwensville House Associates as of December 31, 2005 and 2004, the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and performed the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing are opinion on the effectiveness of the Partnership’s interval control over financial reporting, Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Curwensville House Associates of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Curwensville House Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulation, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole
Dauby O’Connor & Zaleski
March 3, 2006
Carmel, Indiana

INDEPENDENT AUDITOR’S REPORT
To the Partners
Osage Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Osage Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audits to obtain reasonable assurances about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all. material respects, the financial position of Osage Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffmann McCann P.C, Topeka, Kansas January 19, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sioux Falls Housing Associates One Limited Partnership
We have audited the accompanying balance sheets of Sioux Falls Housing Associates One Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years there ended. We-d statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in: all material respects, the financial position of Sioux Falls Housing Associates One Limited Partnership as of December 2005 and 2004, and the results of its operations are its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman & McCann P,C.
Topeka, Kansas
January 2,2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sunset Square I, Limited Partnership
Scottsboro, Alabama
We have audited the accompanying balance sheets of Sunset Square I, Limited Partnership, a limited whip, RHS Project No:01—036-631030935 as of December 31 2005 and 2004, and the related statements of operations, deficit and cash flaws for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generated in the United States of America and Government Auditing Standards issued by the Comptroller of the United States, the U.S. Department of Agriculture, Fanners Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence shorting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above presently, in all material respects, the financial position of Sunset Square I, Limited Partnership RHS Project No: 01-036-631030935 as of December 31, 2005 and 2004, and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements, Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2006 on our consideration of Sunset Square I, Limited Partnership’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be head in conjunction with this report in considering the results of our audit. However, the partnership has determined that A is not required to have, nor were we engaged to performs, an audit of Airs internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 31, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Bentonia Elderly, L.P.
Bentonia, Mississippi
We have audited the accompanying balance streets of Bentonia Elderly, L.P.. a limited partnership, RHS Project No: 28-082-00813081 as of December 31, 2005 and 2004, and the related statements of operations; partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates unlade by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bentonia Elderly, L.P, RHS Project No: 28-082-0640813081 as of December 31, 2005 and 2004, and the results of its; operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of funning an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Dousing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2006 on our consideration of Bentonia Elderly, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Blairsville Rental Housing, L.L.P.
We have audited the accompanying balance sheets of BLAIRSVILLE RENTAL HOUSING, L.L.P USDA Rural Development Case No.11-044-581965564), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program issued in December 1989 by the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards and the Audit Program require that we plan and perform the audits to obtain: reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, can a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of BLAIRSVILLE RENTAL HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing_Standards, we have also issued our report dated February 28, 2006, on our consideration of BLAIRSVILLE RENTAL HOUSING, L.L.P.’s internal control and our report dated February 28, 2006, and on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of farming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Aroget & Wynne, LLP
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Blairsville Rental Housing, L.L.P. II
We have audited the accompanying balance sheets of BLAIRSVIILLE RENTAL HOUSING, L.L.P. II (USDA Rural Development Case No.11-0144-581965565), a limited partnership, as of. December 31 2005 and 2004. and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years their ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion can these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Horne Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of BLAIRSVILLE RENTAL HOUSING, L.L.P, it as of -December 31; 2005 and 2004 and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, an our consideration of BLAIRSVILLE RENTAL, HOUSING, L.L.P. II’s internal control and our report dated February 28, 2006, and on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation. to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Butler Rental Housing, L.L.P.
We have audited the accompanying balance streets of BUTLER RENTAL HOUSING: L. L, P. (USDA Rural Development Case No.11-033-581955623), a limited partners as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion can the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BUTLER RENTAL. HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006: on our consideration of BUTLER RENTAL HOUSING, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti &Wynne
Altanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Davenport Housing Associates Limited Partnership
We have be accompanying balance sheets of Davenport Housing Associate Limited Partnership as of December 31. 2005 and 2004 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Are audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Davenport Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman & McCann
Topeka, Kansas
January 31, 2006

INDEPENDENT AUDITORS’ REPORT”
To the Partners of
Eastman Elderly Housing, L.L.P.
We have audited the accompanying balance sheets of Davenport Housing Associates Limited Partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the-standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial statements is contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position EASTMAN ELDERLY HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of EASTMAN ELDERLY DOUSING, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on pages 12 — 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion; is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners
Falcon Ridge Apartments,
Ltd. Beatyville, Kentucky
I have audited the accompanying balance sheets of Falcon Ridge Apartments, Ltd. a limited partnership, RHS Project No: 20-065-631023072 as of December 31, 2005 and 2004 and the related statements of operations, partners‘ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership‘s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates trade by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Falcon Ridge Apartments, Ltd., RHS Project No: 20-065-631023072 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with conformity with accounting principles generally accepted in the United States.
The audits were mad: for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-5) Parts I and H for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2006 on my consideration of Falcon Ridge Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit. However, the partnership has determined that it is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, I express no such opinion.
DONALD W. CAUSEY & ASSOCIATES P.C.
Gadsden, Alabama
February 1, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Newport Manor, Limited Partnership
Newport, Tennessee
We have audited the accompanying balance sheets of. Newport Manor, Limited Partners, a limited partnership, RHS Project No: 48-015-631011392 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then envied. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test oasis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newport Manor, Limited Partnership, RHS Project No: 48-015-631011392 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whale. The supplemental information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and I1 for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2006 on our consideration of Newport Manor, Limited Partnership’s, internal control over financial reporting and on our test‘s of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 29, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Tchula Elderly, L.P.
Tchula, Mississippi
We have audited the accompanying balance sheets of Tchula Elden L,P. a limited partnership, RHS Project No.: 28-026-6400813082 as of December 31, 2005 and 2004, and of operations, partners‘ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Horne Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we playa and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material, respects, the financial position of Tchula Elderly, L.P., RHS Project No.: 28-026-640813082 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a. required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the years ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whale.
In accordance with Government Auditing Standards, we have also issued a report dated February 23, 2006 on our consideration of Tchula Elderly, L.P.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read it conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
February 23, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Sixth Street Partners Limited Partnership
We have audited the accompanying balance sheet of sixth Street Partners Limited Partnership as of December 31, 2005 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of our Sixth Street Partners Limited Partnership as of December 31, 2005, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole as of and for the year ended December 31, 2005. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Mayer Hoffman McCann
Leawood, Kansas
January 18, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Quail Village Limited Partnership
We have audited the accompanying balance sheets of Quail Village Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial statement audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quail Village Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2005, on our consideration of Quail Village Limited Partnership’s internal control and our report dated February 4, 2005, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cambridge Family YMCA Affordable Housing, L.P.
Cambridge, Massachusetts
We have audited the accompanying balance sheets of Cambridge Family YMCA Affordable Housing, L.P. (“the Partnership”) as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambridge Family YMCA Affordable Housing, L.P. as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The supplemental information contained on page 15 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Brown & Brown
Boston, Massachusetts
February 16, 2006

INDEPENDENT AUDITORS’ REPORT
The Partners
Hackley-Barclay Limited Dividend Housing Association Limited Partnership
(A Michigan Limited Partnership)
Kalamazoo, Michigan
We have audited the accompanying balance sheets of Hackley-Barclay Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership), as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity/(deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financing reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hackley-Barclay Limited Dividend Housing Association Limited Partnership, as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity/(deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to auditing procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Schoonover, Boyer & Associates
Columbus, Ohio
January 26, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Shawnee Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Shawnee Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shawnee Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Waynesburg House Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Waynesburg House Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesburg House Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Waynesburg House Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC
March 3, 2005
Carmel, Indiana

INDEPENDENT AUDITORS’ REPORT
To the Partners
Glen Place Apartments Limited Partnership
We have audited the accompanying balance sheet of Glen Place Apartments Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glen Place Apartments Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13 is presented purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co., L.L.P.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ellijay Rental Housing, L.L.P
We have audited the accompanying balance sheets of Ellijay Rental Housing, L.L.P. (USDA Rural Development Case No. 10-61-528022315), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Service Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting . Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our reporting.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ellijay Rental Housing, L.L.P., as of December 31,2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of Ellijay Rental Housing, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12-15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogent, & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Jackson Housing, L.L.P.
We have audited the accompanying balance sheets of Jackson Housing, L.L.P. (USDA Rural Development Case No. 10-018-582031912), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program issued by the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Jackson Housing, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of Jackson Housing, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12-15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Leesville Elderly Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Leesville Elderly Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership), as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test as is, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Leesville Elderly Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United states of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 13, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lockport Elderly Housing Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe the tour audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 21, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Natchitoches Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Natchitoches Elderly Apartments, A Lousiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natchitoches Elderly Apartments, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Vivian Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Vivian Elderly Apartments, A Lousiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vivian Elderly Apartments, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United states of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 11, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ankeny Housing Associates Two Limited Partnership
We have audited the accompanying balance sheets of Ankeny Housing Associates Two Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ankeny Housing Associates Two Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman, McCann P.C.
Topeka, Kansas
January 31, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Munford Village, Ltd.
Munford, Alabama
We have audited the accompanying balance sheets of Munford Village, Ltd., a limited partnership, RHS Project No: 01-061-631011774 as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United states, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Munford Village, Ltd. RHS Project No: 01-061-631011774 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United states.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material the respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2006 on our consideration of Munford Village, Ltd., internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
Donald W. Causey & Associates, P.C.
Gadsden, Alabama
January 23, 2006

INDEPENDENT AUDITORS REPORT
We have audited the accompanying balance sheets of Sherwood Knoll, Limited Partnership, a limited partnership, RHS Project No: 01-025-631032411 as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sherwood Knoll, Limited Partnership, RHS Project No: 01-025-631032411 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmhA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2006 on our consideration of Sherwood Knoll, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
Donald W. Causey & Associates, P.C.
Gadsden, Alabama
January 30, 2006

INDEPENDENT AUDITORS’ REPORT
Partners
April Gardens Apartments III Limited Partnership
San Juan, Puerto Rico
We have audited the accompanying balance sheets of April Gardens Apartments III Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the US Department of Agriculture, Farmers Home Administration Audit Program Handbook, issued in October 2004. Those standards and the audit program require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of April Gardens Apartments III Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficiency) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests on its compliance with certain provisions of laws, regulations, contracts, loan covenants and grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
TORRES LLOMPART, SANCHEZ RUIZ, L.L.P.
San Juan, PR
February 7, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Arkansas City Properties, A Limited Partnership D/B/A North Trait
Fort Smith, Arkansas
We have audited the accompanying balance sheets of Arkansas City Properties, A Limited Partnership, D/B/A North Trail as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arkansas City Properties, A Limited Partnership, D/B/A North Trail as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
BKD, L.L.P.
Fort Smith, AR
February 9, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Beckwood Manor Eight Limited Partnership
We have audited the accompanying balance sheets of Beckwood Manor Eight Limited Partnership, RD Project No. 03-009-0710677267 (the Partnership), as of December 31, 2004 and 2003, and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor Eight Limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
LITTLE, SHANEFELT, MARSHALL, ROMINE & CO.
Little Rock, AZ
February 14, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Graham Housing Associates Limited Partnership Raleigh, North Carolina
We have audited the accompanying balance sheets of Graham Housing Associates Limited Partnership, as of December 31, 2004 and 2003 and the related statements of operations and changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Housing Associates Limited Partnership as of December 31, 2004 and 2005, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued reports dated February 15, 2005 on our consideration of Graham Housing Associates Limited Partnership’s internal control over financial reporting and on our testing of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included in the report is presented for the purposes of additional analysis and is not a required part of the financial statements of Graham Housing Associates Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
THOMAS, JUDY & TUCKER, P.A.
Raleigh, NC
February 15, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Grantsville Associates Limited Partnership DBA Meadow View Apartments
Rockville, Maryland
We have audited the accompanying balance sheets of Grantsville Associates Limited Partnership (a limited partnership), DBA Meadow View Apartments, Case No. 24-012-521702442, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grantsville Associates Limited Partnership, DBA Meadow View Apartments, Case No. 24-012-521702442, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Grantsville Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & ASSOCIATES, LLC
Certified Public Accountants
Columbus, OH
January 6, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Harrisonville Properties II, LP
We have audited the accompanying balance sheets of Harrisonville Properties II, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrisonville Properties II, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, MO
March 14, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Healdton Properties, A Limited Partnership
   D/B/A SavannahPark of Healdton
Fort Smith, Arkansas
We have audited the accompanying balance sheets of Healdton Properties, A Limited Partnership, D/B/A SavannahPark of Healdton as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healdton Properties, A Limited Partnership, D/B/A SavannahPark of Healdton as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
BKD, L.L.P.
Fort Smith, AR
February 9, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Higginsville Estates, LP
We have audited the accompanying balance sheets of Higginsville Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Higginsville Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 23, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Kearney Estates, L.P.
We have audited the accompanying balance sheets of Kearney Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kearney Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, MO
February 23, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
Laurelwood Apartments, Phase II, A Limited Partnership Columbia, South Carolina
We have audited the accompanying balance sheets of Laurelwood Apartments, Phase II, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Laurelwood Apartments, Phase II, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2005 on our consideration of Laurelwood Apartments, Phase II, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSEY
Columbia, SC
January 19, 2005

INDEPENDENT AUDITORS REPORT
To the Partners
Madison Partners Limited Partnership
We have audited the accompanying balance sheets of Madison Partners limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations, partners’ (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Partners Limited Partnership as of December 31, 2004 and 2005, and the results of its operations, changes in partners’ (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the Purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
HAWKINS, ASH, BAPTIE & CO L.L.P
La Crosse, WI
January 25, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Maryville Properties, LP
We have audited the accompanying balance sheets of Maryville Properties, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maryville Properties, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 2, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Oak Grove Villa Apartments, LP
We have audited the accompanying balance sheets of Oak Grove Villa Apartments, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Grove Villa Apartments, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, MO
March 10, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Osceola Estates, LP
We have audited the accompanying balance sheets of Osceola Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osceola Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
March 7, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
P.D. C. Fifty Five Limited Partnership
We have audited the accompanying balance sheets of P.D.C. Fifty Five Limited partnership, RD Project No. 03-052-710665737 (the Partnership), as of December 31, 2004 and 2003, and the related statements of profit (loss), change in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of P.D.C. Fifty Five Limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 12, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulation, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report considering the results of our audit.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AR
February 12, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Rio Mimbres II, Ltd.
and USDA Rural Development
We have audited the accompanying balance sheets of Rio Mimbres II, Ltd. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rio Mimbres II, Ltd. as of December 31, 2004 and 2003, and the results of its operations and the changes in partners‘ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have, also issued our report dated January 18, 2005, on our consideration of Rio Mimbres II, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Rio Mimbres II, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
KEYSTONE ACCOUNTING
Farmington, MI
January 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Virgen del Pozo Limited Partnership
Mayaguez, PR
We have audited the accompanying statements of financial position of Virgen del Pozo Limited Partnership, (RRH -515 Project No. 63-016060477485) (“the Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended These financial statements are the responsibility of the Partnership’s management Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virgen del Pozo Limited Partnership as of December 31. 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with the Government Auditing Standards, we have also issued our report dated January 31. 2005 on our consideration of Virgen del Pozo Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provision of laws, regulations, contracts and grants agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
The accompanying supplemental information (shown on pages 11-14) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Virgen del Pozo Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
ORTIZ & LOPEZ
Mayaguez, Puerto Rico
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Villa del Mar Limited Partnership San Juan, Puerto Rico
We have audited the accompanying balance sheets of Villa del Mar Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the US Department of Agriculture, Farmers Home Administration Audit Program Handbook, issued in October 2004. Those standards and the audit program require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa del Mar Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficiency) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests on its compliance with certain provisions of laws, regulations, contracts, loan covenants and grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
TORRES LLOMPART, SANCHEZ RUIZ, L.L.P.
San Juan, PR
February 2, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Westernport Associates Limited Partnership
DBA Hammond Heights Apartments
Rockville, Maryland
We have audited the accompanying balance sheets of Westernport Associates Limited Partnership (a limited partnership), DBA Hammond Heights Apartments, Case No. 24-001-521701023, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westernport Associates Limited Partnership, DBA Hammond Heights Apartments, Case No. 24-001-521701023, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Westernport Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjuncttion with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & ASSOCIATES, LLC
Columbus, OH
January 6, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
We have audited the accompanying balance sheets of Aztec Properties II, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aztec Properties II, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 7, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
Canterfield Manor of Denmark,
A Limited Partnership
Columbia, South Carolina
We have audited the accompanying balance sheets of Canterfield Manor of Denmark, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canterfield Manor of Denmark, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004 on our consideration of Canterfield Manor of Denmark, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSAY
Columbia, SC
January 19, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cass Partners Limited Partnership
We have audited the accompanying balance sheets of Cass Partners Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cass Partners Limited Partnership as of December 31, 2004 and’ 2003, and the results of its operations; changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States ‘of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Omaha, NE
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Deer Run Limited Partnership
We have audited the accompanying balance sheets of Deer Run Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Run Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic
PHILLIPS, DORSEY, THOMAS, WATERS & BRAFFORD, P.A.
Henderson, NC
January 15, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
Holly Tree Manor of Holly Hill, A Limited Partnership
We have audited the accompanying balance sheets of Holly Tree Manor of Holly Hill, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holly Tree Manor of Holly Hill, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2005 on our consideration of Holly Tree Manor of Holly Hill, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSAY
Columbia, SC
January 19, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Idabel Properties, A Limited Partnership DB/A Laurel Ridge
We have audited the accompanying balance sheets of Idabel Properties, A Limited Partnership, D/B/A Laurel Ridge as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Idabel Properties, A Limited Partnership, D/B/A Laurel Ridge as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
BKD, LLP
Fort Smith, AR
February 9, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Joiner Elderly, L.P.
I have audited the accompanying balance sheet of Joiner Elderly, L.P. as of December 31, 2004 and 2003 and the related statements of operations. partners’ capital and cash flow for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of’ America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Joiner Elderly, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and. in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. .
BOB T. ROBINSON
Jackson, MS
January 20, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mariner’s Pointe Limited Partnership I and Mariner’s Pointe Limited Partnership II
We have audited the accompanying balance sheets of Mariner’s Pointe Limited Partnership I and Mariner’s Pointe Limited Partnership II as of December 31, 2004 and 2003 and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mariner’s Pointe Limited Partnership I and Mariner’s Pointe Limited Partnership II as of December 31, 2004 and 2003 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
VIRCHOW, KRAUSE & COMPANY
Madison, WI
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
Meadows of Southgate Limited Dividend Housing Association Limited Partnership
We have audited the accompanying balance sheet of Meadows of Southgate Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadows of Southgate Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003 and the results of its operations, partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
PLANTE & MORAN
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mid City Associates Limited Partnership
We have audited the accompanying balance sheets of Mid City Associates Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners‘ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing and Mortgage Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid City Associates Limited partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in accordance with the New Jersey Housing and Mortgage Finance Agency Policies and Procedure Manual, revised July 1, 1997.
The accompanying supplemental information (shown on pages 20 to 27) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our reports dated February 11, 2005 on our consideration of Mid City Associates Limited Partnership’s internal controls an on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
REITBERGER, POLLEKOFF & KOZAK, P.C.
Vienna, VA
February 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Vista Linda Apartments Limited Partnership
I have audited the accompanying balance sheet of Vista Linda Apartments Limited Partnership, (Project No. 63-016-0660472028) as of December 31, 2004 and 2003, and the related statements of loss, changes in partners deficit and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with Auditing Standards Generally Accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require me to plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vista Linda Apartments Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations, changes in partners deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued reports dated February 24, 2005, on my consideration of Vista Linda Apartments Limited Partnership internal control over financial reporting and on my test of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
My audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Vista Linda Apartments Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.
MANUEL R. MARTINEZ JIWAIJ
Puerto Rico
February 24, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Turtle Creek Family, L.P.
I have audited the accompanying balance sheet of Turtle Creek Family, L.P. (RD Case number 03-022-6408 1 08 10 02-2), as of December 31, 2004 and 2003 and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Turtle Creek Family, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued my report dated January 20, 2005 on my consideration of Turtle Creek Family, L.P.’s internal control and on my tests of its compliance with certain provisions of laws, regulations, contracts, and grants. This report is an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
My audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information, including separate reports on compliance with laws and regulations and on internal controls, is presented for the purposes of additional analysis and is not a required part of the financial statements of Turtle Crock Family, L.P. Such information has been subjected to the auditing procedures applied in the audits of the financial statements and, in my opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
The annual budgets of Turtle Creek Family, L.P. included in the accompanying prescribed form RD 1930-7 (Rev 7-03) hay e not been compiled or examined by me, and I do not express any form of assurance on them. in addition they may contain departures from guidelines for presentation of prospective financial information established by the American Institute of Certified Public Accountants. The actual results may vary from the presentation and the variations may be material.
BOB T. ROBINSON
Jackson, MS
January 20, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
West End Manor Apartments, A Limited Partnership Columbia, South Carolina
We have audited the accompanying balance sheets of West End Manor Apartments, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West End Manor Apartments, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2005 on our consideration of West End Manor Apartments, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSAY
Columbia, SC
January 24, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Westville II Properties, A Limited Partnership
D/B/A SavannahPark of Westville
Fort Smith, Arkansas
We have audited the accompanying balance sheets of Westville II Properties, A Limited Partnership, D/B/A SavannahPark of Westville as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westville II Properties, A Limited Partnership, D/B/A SavannahPark of Westville as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
BKD, L.L.P.
Fort Smith, AR
February 9, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners Artesia Properties, LP
We have audited the accompanying balance sheets of Artesia Properties, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Artesia Properties, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, MO
February 12, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Briarwood Apartments,
a Limited Partnership
We have audited the accompanying balance sheets of Briarwood Apartments, A Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood Apartments, A Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2005 on our consideration of Briarwood Apartments, A Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DIXON HUGHES
Columbia, SC
January 27, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Brewer Street Apartments Limited Partnership
We have audited the accompanying balance sheets of Brewer Street Apartments Limited Partnership as of December 31, 2004 and 2003, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brewer Street Apartments Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
BERNARD ROBINSON & COMPANY, L.L.P
Raleigh, NC
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Cairo Housing Company I East
We have audited the accompanying balance sheets of Cairo Housing Company I (a Limited Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ deficiency and cash flows for the years then ended. These statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cairo Housing Company I as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 8 2005, on our consideration of Cairo Housing Company I internal control and a report dated February 8, 2005, on its compliance with laws and regulations applicable to the basic financial statements. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
DiMARCO, ABIUSI & PASCARELLA, P.C.
Syracuse, NY
February 8, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
College Greene Rental Associates, L.P.
We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
February 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Crofton Associates I, Limited Partnership
We have audited the accompanying balance sheets of Crofton Associates I, Limited Partnership, USDA-RD Project No.: 20-024-0621467587 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crofton Associates I, Limited Partnership, USDA-RD Project No.: 20-024-0621467587 as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information as listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2005 on our consideration of the limited partnership’s internal control over financial reporting and on its compliance with laws and regulations.
HORNE, LLP
Jackson, TN
January 27, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cypress Point, LP
Naples FL
We have audited the accompanying balance sheets of Cypress Point, LP (a Florida limited partnership), as of December 31, 2004 and 2003 and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cypress Point, LP, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.
MATTHEWS, CUTRER & LINDSEY, P.A.
Ridgeland, MS
February 14, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Gallaway Associates I, Limited Partnership
We have audited the accompanying balance sheets of Gallaway Associates I, Limited Partnership, USDA-RD Project No.: 48-024-621474763 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gallaway Associates I, Limited Partnership, USDA-RD Project No.: 48-024-621474763 as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information as listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2005 on our consideration of the limited partnership’s internal control over financial reporting and on its compliance with laws and regulations.
HORNE, L.L.P
Jackson, Tennessee
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hickman Associates II, Limited Partnership
We have audited the accompanying balance sheets of Hickman Associates II, Limited Partnership, USDA-RD Project No.: 20-038-621451228 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements position. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hickman Associates II, Limited Partnership, USDA-RD Project No.: 20-038-621451228 as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
HORNE, L.L.P
Jackson, Tennessee
February 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Midland Housing Limited Partnership
We have audited the accompanying balance sheets of Midland Housing Limited as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Midland Housing Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such Information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAGE, OLSON & COMPANY
Mt. Pleasant, MI
February 10, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
Oakwood Manor of Bennettsville, a Limited Partnership
Columbia, South Carolina
We have audited the accompanying balance sheets of Oakwood Manor of Bennettsville, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakwood Manor of Bennettsville, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 20, 2005 on our consideration of Oakwood Manor of Bennettsville, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSAY
Columbia, SC
January 20, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Voorheesville Housing Company I
Voorheesville, New York
We have audited the accompanying balance sheets of Voorheesville Housing Company I to Limited Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ deficiency and cash flows for the years then ended. These statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voorheesville Housing Company I as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
DiMARCO, ABIUSI & PASCARELLA, P.C.
Syracuse, NY
February 3, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Evergreen Hills Associates, L.P.
We have audited the accompanying balance sheet of Evergreen Hills Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evergreen Hills Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
January 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lakeview Meadows II Limited Dividend Housing Association Limited Partnership
We have audited the accompanying balance sheet of Lakeview Meadows II Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 905, as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Meadows II Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 905, as of December 31, 2004 and 2003 and its results of operations, changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2005 on our consideration of Lakeview Meadows II Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
PLANT & MORAN, PLLC
East Lansing, MI
February 4, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Parvins Limited Partnership
We have audited the accompanying balance sheets of Parvins Limited Partnership as of December 31, 2004 and December 31, 2003, and the related “Statement of Operations”, “Statement of Partners’ Equity” and “Statement of Cash Flows” for the years thou ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, she financial position of Parvins Limited Partnership as of December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
STRINGARI AND CIMER
Vineland, NJ
May 2, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Peach Tree, LLLP
Bethesda, Maryland
We have audited the accompanying balance sheets of Peach Tree, LLLP as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peach Tree, LLLP as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated March 5, 2005 on our consideration of Peach Tree, LLLP’s internal control and on its compliance with laws and regulations.
REGARDIE, BROOKS & LEWIS
Bethesda, MD
March 5, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners,
Ponderosa Meadows Limited Partnership
We have audited the accompanying balance sheets of Ponderosa Meadows Limited Partnership as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ponderosa Meadows Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards issued by the Comptroller General of the United States, we have also issued a report dated February 2, 2005, on our consideration of Ponderosa Meadows Limited Partnership’s internal control structure and its compliance with laws and regulations.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on Pages 18 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
KENNETH C. BOOTHE AND COMPANY, P.C.
Big Spring, TX
February 2, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Autumnwood Limited Partnership
I have audited the accompanying balance sheets of Autumnwood Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, changes in partners capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Autumnwood Limited Partnership, as of December 31, 2003 and 2002 and the results of its operations, cash flows, and changes in partners’ capital (deficit) for the years then ended in conformity with generally accepted accounting principles.
In accordance with government auditing standards, I have also issued reports dated February 12, 2004 on my consideration of Autumnwood Limited Partnership’s internal control and on its compliance with laws and regulations.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
Patterson & Company, P.C.
McLean, Virginia
February 12, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Bridlewood Limited Partnership
Horse Cave, Kentucky
I have audited the accompanying balance sheets of Bridlewood, Limited Partnership, a limited partnership, RHS Project No.: 20-050-611149839 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridlewood, Limited Partnership, RHS Project No.: 20-050-611149839 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2004 on my consideration of Bridlewood, Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY, CPA, P.C.
Gadsden, Alabama
February 1, 2004

Independent Accountants’ Report
To the Partners
Buena Vista Apartments, Phase II, A Limited Partnership
Columbia, South Carolina
We have audited the accompanying balance sheets of Buena Vista Apartments, Phase II, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buena Vista Apartments, Phase II, A Limited Partnership, as of December 3 1, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 20, 2004 on our consideration of Buena Vista Apartments, Phase II, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Durant, Schraibman & Lindsay
Columbia, South Carolina
January 20, 2004

Independent Auditor’s Report
To the Partners of
California Investors VII
Mansfield, Massachusetts
We have audited the accompanying balance sheets of California Investors VII (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Investors VII as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Ercolini & Company LLP
Boston, Massachusetts
January 24, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Chestnut Hill Estates, Ltd.
Altoona, Alabama
We have audited the accompanying balance sheets of Chestnut Hill Estates, Ltd., a limited partnership, RHS Project No.: 01-028-631016355 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chestnut Hill Estates, Ltd., RHS Project No.:01-028-631016355 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Chestnut Hill Estates, Ltd’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 30, 2004

INDEPENDENT AUDITORS’ RE PORT
The Partners
The Hearthside 11 Limited Dividend
Housing Association Limited Partnership
We have audited the accompanying balance sheets of The Hearthside 11 Limited Dividend Housing Association Limited Partnership (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Hearthside 11 Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Schoonover Boyer & Associates
Columbus, Ohio
January 22, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
LEBANON PROPERTIES III, LP
We have audited the accompanying balance sheets of Lebanon Properties III, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lebanon Properties III, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates, PC
Columbia, Missouri
February 17, 2004

Independent Auditor’s Report
To the Partners
Rainier Manor Associates Limited Partnership
Columbia, Maryland
We have audited the accompanying Balance Sheet of Rainier Manor Associates Limited Partnership as of December 31, 2003, and the related Statements of Profit and Loss, Partners’ Equity, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rainier Manor Associates Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 16, 2004 on our consideration of Rainier Manor Associates Limited Partnership’s internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
The accompanying supplemental information (shown on pages 14 to 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Aronson & Company
Rockville, Maryland
January 16, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sunset Square I, Limited Partnership
Scottsboro, Alabama
We have audited the accompanying balance sheets of Sunset Square I, Limited Partnership, a limited partnership, RHS Project No.: 01-036-631030935 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunset Square I, Limited Partnership, RHS Project No.:01-036-631030935 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and H for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Sunset Square 1, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 30, 2004

Independent Auditor’s Report
To the Partners
University Meadows Limited Dividend
Housing Association Limited Partnership
We have audited the accompanying balance sheet of University Meadows Limited Dividend Housing Association Limited Partnership (a Michigan limited partnership), MSHDA Development No. 889, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of University Meadows Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 889, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 6, 2004, on our consideration of University Meadows Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Plante & Moran, PLLC
East Lansing, Michigan
February 6, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
1413 Levenworth Historic Limited Partnership
Omaha, Nebraska
We have audited the accompanying balance sheets of 1413 Leavenworth Historic Limited Partnership (a Nebraska limited partnership) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ capital accounts and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above Present fairly, in all material respects, the financial position of 1413 Leavenworth Historic Limited Partnership at December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital accounts and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BLACKMAN ASSOC
Omaha, Nebraska
April 7, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Bentonia Elderly, L.P.
Bentonia, Mississippi
We have audited the accompanying balance sheets of Bentonia Elderly, L.P., a limited partnership, RHS Project No.: 28-082-064081 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bentonia Elderly, L.P., RHS Project No.:28-082-0640813081 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2004 on our consideration of Bentonia Elderly, L.P., internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 10, 2004

Independent Auditor’s Report
To the Partners
Cumberland Wood Associates of Middlesboro, KY, Ltd.
Charlotte, North Carolina
We have audited the accompanying balance sheets of Cumberland Wood Associates of Middlesboro, KY, Ltd. (a Kentucky limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cumberland Wood Associates of Middlesboro, KY, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY, LLP
Raleigh, North Carolina
January 31, 2004

Independent Auditors’ Report
To The Partners
Fairmeadow Apartments, Limited Partnership
We have audited the accompanying balance sheets of Fairmeadow Apartments, Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairmeadow Apartments, Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004, on our consideration of Fairmeadow Apartments, Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
CRISP HUGHES EVANS, LLP
Greenville, SC
January 29, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Falcon Ridge Apartments, Ltd.
Beatyville, Kentucky
I have audited the accompanying balance sheets of Falcon Ridge Apartments, Ltd., a limited partnership, RHS Project No.: 20-065-631023072 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Falcon Ridge Apartments, Ltd., RHS Project No.:20-065-631023072 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and H for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2004 on my consideration of Falcon Ridge Apartments, Ltd.’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
DONALD W. CAUSEY, CPA, P.C.
Gadsden, Alabama
February 1, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Newport Manor, Limited Partnership
Newport, Tennessee
We have audited the accompanying balance sheets of Newport Manor, Limited Partnership, a limited partnership, RES Project No.: 48-015-631011392 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newport Manor, Limited Partnership, RHS Project No.: 48-015-631011392 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the years ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2004 on our consideration of Newport Manor, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 11, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Riviera Apts., Ltd.
Boston, Massachusetts
We have audited the accompanying Balance Sheets of Riviera Apts., Ltd. (a Florida Limited Partnership), as of December 31, 2003 and 2002, and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of the management of Riviera Apts., Ltd. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, In all material respects, the financial position of Riviera Apts., Ltd. as of December 31, 2003 and 2002, and the results of its operations. the changes in partners’ equity and cash flows for the years then ended In conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Tchula Elderly, L.P.
Tchula, Mississippi
We have audited the accompanying balance sheets of Tchula Elderly, L.P. a limited partnership, RHS Project No.: 28-026-640813082 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tchula Elderly, L.P., RHS Project No.:28-026-640813082 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and R for the years ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Tchula Elderly, L.P., internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 30, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Westchester Village of Oak Grove, LP
We have audited the accompanying balance sheets of Westchester Village of Oak Grove, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits,
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free, of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westchester Village of Oak Grove, LP as of December 31, 2002 and 2003, and results of its operations, changes m owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 24, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Westchester Village of St. Joseph, LP
We have audited the accompanying balance sheets of Westchester Village of St. Joseph, LP as of December 31, 2002 and 2003, and the related statements of income, owners equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted ‘in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westchester Village of St. Joseph, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 23, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Annandale Housing Partners
(A California Limited Partnership)
We have audited the accompanying balance sheets of Annandale Housing Partners Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Janzen, Tamberi & Wong Accountancy Corporation
Fresno, California
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Aspen Ridge Apartments Limited Partnership
We have audited the accompanying balance sheets of Aspen Ridge, Apartments Limited Partnership (a Nebraska limited partnership) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ capital accounts and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aspen Ridge Apartments Limited Partnership at December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital accounts and cash flows for the years then ended in conformity with, accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information on pages 11 and 12 is presented for purposes of supplemental analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BLACKMAN & ASSOCIATES
Omaha, Nebraska
April 5, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cambridge Family YMCA Affordable Housing, L.P.
We have audited the accompanying balance sheets of Cambridge Family YMCA Affordable Housing, L.P. (the “Partnership”) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambridge Family YMCA Affordable Housing, L.P. as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The supplementary information contained on page 16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Brown & Brown, LLP
Boston, Massachusetts
February 6, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hackley-Barclay Limited Dividend
Housing Association Limited Partnership
We have audited the accompanying balance sheets of Hackley-Barclay Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing, the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hackley-Barclay Limited Dividend Housing Association Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Schoonover Boyer & Associates
Columbus, Ohio
January 22, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Mt. Vernon Associates, L.P.
We have audited the accompanying balance sheet of Mt. Vernon Associates, L.P. (a limited partnership) as of December 31, 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the year then ended. These Financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Mt. Vernon Associates, L.P. as December 31, 2002, were audited by other auditors whose report dated February 7, 2003, expressed an unqualified opinion on those statements.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mt. Vernon Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Matthew Cronin CPA PC
Yonkers, New York
February 1, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sixth Street Partners Limited Partnership
We have audited the accompanying balance sheets of Sixth Street Partners Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sixth Street Partners Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Lopata, Flegel & Company, LLP
St. Louis, Missouri
January 15, 2004

INDEPENDENT AUDITORS’ REPORT
To The Partners
White Castle Citizens Partnership, Ltd.
We have audited the accompanying balance sheet of White Castle Senior Citizens Partnership Ltd., RHS Project No.: 22-024-721149468, as of December 31, 2003 and December 31, 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Governmental Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of White Castle Senior Partnership, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated March 15, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, and contracts. This report is presented on page 28.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplementary information presented in the Year End Report and Analysis (Form RHS 1930-8) Parts I through III and the Multiple Family Housing Project Budget (Form RHS 1930-7) Parts I through V for the year ended December 31, 2003, is presented for purposes of complying with the requirements of Rural Housing Services, and is also not a required part of the basic financial statements. Reports on compliance with laws and regulations and internal control are presented as additional supplemental information on pages 24-28. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
K.R. Broussard & Associates
Baton Rouge, Louisiana
March 15, 2004

INDEPENDENT AUDITOR’S REPORT
TO THE PARTNERS
ARCH DEVELOPMENT L.P.
14 Storrs Avenue -
Braintree, Massachusetts 02194
We have audited the accompanying balance sheet of Arch Development LP. (a Massachusetts limited partnership) as of December 31 2003, and the related statements of operations, partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Arch Development LP. as of December 31, 2003, the results of its operations, partners’ capital and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Morris & Morris
March 2, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Clarke School Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheet of Clarke School Limited Partnership, Project No. RI T-93-001 as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Clarke School Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clarke School Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 9, 2004 on our tests of Clarke School Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information in the schedules (shown on pages 17 through 21) Is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Restivo Monacelli LLP
Providence, RI
February 9, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Glen Place Apartments Limited Partnership
We have audited the accompanying balance sheet of Glen Place Apartments Limited Partnership, as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glen Place Apartments Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
LARSON ALLEN, WEISHAIR & CO., LLP
Eau Claire, Wisconsin
January 15, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Harris Housing Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheet of Harris Housing Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Harris Housing Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures In the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harris Housing Limited Partnership as of December 31, 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is stated, in all material respects, in relation to the financial statements taken as a whole.
Restivo Monacelli
Providence, RI
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
LEESVILLE ELDERLY APARTMENTS PARTNERSHIP
A LOUISIANA PARTNERSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of LEESVILLE ELDERLY APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LEESVILLE ELDERLY APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER AND LEBLANC, LLP
Metairie, Louisiana
March 24, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lockport Elderly Housing Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER AND LEBLANC, LLP
Metairie, Louisiana
March 25, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Natchitoches Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Natchitoches Elderly Apartments, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natchitoches Elderly Apartments, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER AND LEBLANC, LLP
Metairie, Louisiana
March 19, 2004

Independent Auditor’s Report
Partners
Prestonwood Associates,
A Limited Partnership
We have audited the accompanying balance sheet of PRESTONWOOD ASSOCIATES, A PARTNERSHIP as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these statements based on our audit. The financial statements of PRESTONWOOD ASSOCIATES, A PARTNERSHIP as of December 31, 2002 were audited by other auditors whose report dated February 5, 2003, expressed an unqualified opinion on those statements.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PRESTONWOOD ASSOCIATES, A PARTNERSHIP as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
HANKINS & COMPANY
Fort Smith, Arkansas
February 13, 2004

Independent Auditor’s Report
To the Partners
RICHMOND MANOR, LP
We have audited the accompanying balance sheets of Richmond Manor, LP as of December 31, 2002 and 2003, and the related statements of income, owner’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Richmond Manor, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
Howe & Associates, PC
Columbia, Missouri
February 23, 2004

Independent Auditor’s Report
To the Partners of
Rio Grande Apartments, Ltd.
Eagle Pass, Texas
I have audited the accompanying balance sheets of Rio Grande Apartments, Ltd, as of December 3l, 2003 and 2002, the related statements of operations, partners’ capital and cash flows for the years then ended These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
     I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rio Grande Apartments, Ltd, as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
     My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and I s not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, PC
Fort Worth, Texas
March 4, 2004

Independent Auditor’s Report
To the Partners
TROY ESTATES, LP
We have audited the accompanying balance sheets of Troy Estates, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Troy Estates, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
Howe & Associates, PC
Columbia, Missouri
February 25, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Virginia Avenue Affordable Housing Limited Partnership
I have audited the accompanying balance sheets of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Martin A. Starr, CPA
Bakersfield, CA
January 20, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners,
Vista Loma Limited Partnership
We have audited the accompanying balance sheets of Vista Loma Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vista Loma Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards issued by the Comptroller General of the United States, we have also issued a report dated January 22, 2004, on our consideration of Vista Loma Limited Partnership’s internal control structure and a report dated January 22, 2004, on its compliance with laws and regulations.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on Pages 18 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
KENNETH C. BOOTHE AND COMPANY, P.C.
Big Spring, Texas
January 22, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Vivian Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Vivian Elderly Apartments, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vivian Elderly Apartments, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER AND LEBLANC, LLP
Metairie, Louisiana
March 9, 2004

Independent Auditor’s Report
To the Partners
Carrollton Villa, LP
We have audited the accompanying balance sheets of Carrollton Villa, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carrollton Villa, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
Howe & Associates, PC
Columbia, Missouri
February 23, 2004

Report of Independent Certified Public Accountants
To the Partners of
Community Dynamics – Plano, Ltd.
We have audited the accompanying balance sheets of Community Dynamics – Plano, TX (a Texas limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.
In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Community Dynamics – Plano, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.
Grant Thornton
Dallas, Texas
February 6, 2004

Report of Independent Certified Public Accountants
To the Partners of
Community Dynamics – Fort Worth, Ltd.
We have audited the accompanying balance sheets of Community Dynamics – Fort Worth, TX (a Texas limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.
In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Community Dynamics – Forth Worth, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.
Grant Thornton
Dallas, Texas
February 6, 2004

INDEPENDENT AUDITORS’REPORT
To the Partners
HEBBRONVILLE APARTMENTS, LTD.
     We have audited the accompanying balance sheet of HEBBRONVILLE APARTMENTS, LTD., RES Project No. 50-024-721178368 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of HEBBRONVILLE APARTMENTS, LTD. as of December 31, 2002, were audited by other auditors whose report dated March 3, 2003 expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards; issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEBBRONVILLE APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
     In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of HEBBRONVILLE APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and -should be read in conjunction with the report in considering the results of our audit.
Bond & Tousignant
Monroe, Louisiana
March 19, 2004

Independent Auditor’s Report
To the Partners
Holts Summit Square, LP
We have audited the accompanying balance sheets of Holts Summit Square, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holts Summit Square, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
Howe & Associates, PC
Columbia, Missouri
February 23, 2004

Independent Accountants’ Report on Financial Statements
Partners
Independence Properties I, A Limited Partnership
    D/B/A Garden Walk of Independence
Fort Smith, Arkansas
We have audited the accompanying balance sheets of Independent Properties I, A Limited Partnership, D/B/A Garden Walk of Independence as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respect, the financial position of Independence Properties I, A Limited Partnership, D/B/A Garden Walk of Independence as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 6, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BKD LLP
Fort Smith, AR
February 6, 2004

INDEPENDENT AUDITORS REPORT
To the Partners
LONE STAR SENIORS APARTMENTS, LTD.
     We have audited the accompanying balance sheets of LONE STAR SENIORS APARTMENTS, LTD., RHS Project No. 50-072-721219924 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of LONE STAR SENIORS APARTMENTS, LTD. as of December 31, 2002, were compiled by other accountants, and their report thereon, dated March 2, 2003, stated they did not audit or review those financial statements and accordingly, expressed no opinion or any other form of assurance on them.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. ~n audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LONE STAR SENIORS APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
     In accordance with Government Auditing Standards, we have also issued our report dated April 25, 2004, on our consideration of LONE STAR SENIORS APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
Bond & Tousignant
Monroe, Louisiana
April 25, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
MARTINDALE APARTMENTS, LTD.
     We have audited the accompanying balance sheet of MARTINDALE APARTMENTS, LTD., RHS Project No. 49-028-721177319 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of MARTINDALE APARTMENTS, LTD. as of December 31, 2002, were audited by other auditors whose report dated February 17, 2003, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MARTINDALE APARTMENTS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
     In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of MARTINDALE APARTMENTS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
Bond & Tousignant
Monroe, Louisiana
February 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Munford Village, Ltd.
Munford, Alabama
We have audited the accompanying balance sheets of Munford Village, Ltd., a limited partnership, RHS Project No.:01-061-631011774 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Munford Village, Ltd., RHS Project No.:01-061-631011774 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Munford Village, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 30, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northpointe, L P.
We have audited the accompanying balance sheets of Northpointe, L.P. (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northpointe, LP., as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, Is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Cochran, Head & Co., P C.
February 20, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sherwood Knoll, Limited Partnership
Rainsville, Alabama
We have audited the accompanying balance sheets of Sherwood Knoll, Limited Partnership, a limited partnership, RHS Project No.: 01-025-631032411 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sherwood Knoll, Limited Partnership, RHS Project No.:01-025-631032411 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Sherwood Knoll, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 30, 2004

INDEPENDENT AUDITORS REPORT
To the Partners
Summerset Housing Limited, L.P.
Valdosta, Georgia
We have audited the accompanying balance sheets of Summerset Housing, Limited, L.P. (a limited partnership), Federal ID No.: 58-1982979, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in, the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summerset Housing Limited, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also, issued a report dated January 22, 2004 on our consideration of Summerset Housing Limited, L.P.’s internal control structure and a report dated January 22, 2004 on its compliance with laws and regulations. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
HENDERSON & GODBEE, PC
Valdosta, GA
January 22, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Coralville Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Coralville Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coralville Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman McCann P.C.
Topeka, Kansas
January 30, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Deerfield Associates Limited Partnership
Columbia, Maryland
We have audited the accompanying balance sheets of Deerfield Associates Limited Partnership (RHS Project No. 54-084-0541479749) as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Deerfield Associates Limited Partnership as of and for the year ended December 31, 2002, were audited by other auditors whose report dated January 14, 2003 expressed an unqualified opinion on those statements.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to the financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures used in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the 2003 financial statements referred to above present fairly, in all material respects, the financial position of Deerfield Associates Limited Partnership (RHS Project No. 54-084-0541479749) as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 16, 2004 on our consideration of Deerfield Associates Limited Partnership’s internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Aronson & Company
Rockville, MD
January 16, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Branson Christian County II LP
We have audited the accompanying balance sheets of Branson Christian County II, LP as of December 31, 2002 and 2003 and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards that require that we planed and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Branson Christian County II, LP as of December 31, 2002 and 2003 and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates PC
Columbia, MO
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Branson Christian County LP
We have audited the accompanying balance sheets of Branson Christian County LP as of December 31, 2002 and 2003 and the related statements of income, owners’ equity and cash flows for the years then ended. These financials statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Branson Christian County LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates
Columbia, MO
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lawrenceville Manor Limited Partnership
I have audited the accompanying balance sheets of Lawrenceville Manor Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the comptroller General of the United States and the U.S. Departments of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lawrenceville Manor Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Lawrenceville Manor Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations
Thomas C. Cunningham
Bristol, VA
February 15, 2004

INDEPENDENT AUDITORS’ REPORT
TO the Partners
St. Croix Commons Limited Partnership
We have audited the accompanying balance sheet of St. Croix Commons Limited Partnership as of December 31, 2005 and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that its is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Croix Commons Limited Partnership as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of basic financial statements and in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lee Terrace Limited Partnership
I have audited the accompanying balance sheets of Lee Terrace Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Departments of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lee Terrace Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Lee Terrace Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.
Thomas C. Cunningham
Bristol, VA
February 15, 2004

INDEPENDENT AUDITORS’ REPORT
The Partners
The Hearthside II Limited Dividend Housing Association Limited Partnership
(A Michigan Limited Partnership)
Kalamazoo, Michigan
We have audited the accompanying balance sheets of the Hearthside II Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity/(deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that its is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hearthside II Limited Dividend Housing Association Limited Partnership, as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity/(deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Schoonover, Boyer & Associates
Columbus, Ohio
January 26, 2006